UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	SEPTEMBER 30, 2007

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Annual Report

September 30, 2007

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

49171

LETTER TO SHAREHOLDERS

Stock market behavior in the third quarter was unusually dynamic. The market declined sharply from mid-July to mid-August as concerns over subprime lending and a possible liquidity crisis pushed the indexes down 9-12%.

After reassurances from the Fed that a monetary panic would not be permitted, and that it would lower rates to offset the deflationary effects on the rest of the economy of the inevitable housing collapse, the market turned around and rose sharply. Gains from the mid-August lows to early October were in the 11-14% range.

Interestingly, this advance was accompanied by a dramatic change in market leadership. After seven years of the best performance coming from smaller companies, mostly with a value bias, the third quarter saw large-cap growth surge far ahead. Large-cap growth funds were up 6.2% while small-cap value funds declined by the same amount, an astonishing 1250 basis point difference.

This was in ways reminiscent of the late 90s though with different causes. Then, the relative performance was driven by the appeal of tech stocks in a time when it seemed the start of an internet-driven "new era." Now, concerns about the slowing economy and weakness of the dollar appear to be the cause.

Paramount did not fare well in this environment. After holding up well in the early-quarter swoon, performance was notably weak in the late-quarter rebound. Declines in stocks with some exposure to housing (HNI, Franklin Electric, First American) and consumer durables (CarMax, Polaris) offset strength in healthcare (Charles River Labs, Invitrogen, Bio-Rad).

Interestingly, the worst portfolio stock for both the third quarter and year to date was CarMax, down more than 20%. CarMax had been the best stock in the portfolio in the year 2006, with a 91% gain. Perhaps this year's poor performance was mostly a reaction to having gone up too much last year.

Fortunately, Paramount's poor third quarter followed an excellent second quarter. Year-to-date results, a gain of about 6%, are comparable to the benchmark Russell 2500, though behind the big-cap indexes, which are up 9-12%. Looking at longer periods, Paramount's three-year returns are lagging, while the five-year returns are quite strong when compared to historic market returns, but still trailing the benchmark Russell 2500.

	Periods Ended September 30, 2007
	Third Quarter	Calendar YTD	Three Years*	Five Years*
Paramount	(4.3)%	6.0%	10.1%	16.4%
Russell 2500	(2.5)%	6.0%	15.0%	19.6%
S & P 500	2.0%	9.1%	13.1%	15.5%
Nasdaq	3.8%	11.9%	12.5%	18.2%

*Annualized Returns

CarMax, which was cited above as a stock that went up a lot in 2006 and down a lot this year, has been in the Paramount portfolio for 5 years. At the end of September it was close to a 4% position, one of Paramount's 10 largest holdings.

Just as it takes a multi-year period to appropriately analyze the performance of a portfolio, CarMax is an investment which also requires a long-term perspective. We have been following the company and its unique business model since the first store opened in 1993.

CarMax is in the business of selling used cars. It has developed a national superstore format, a proprietary operating model, and a uniquely customer-friendly selling proposition.

If there was ever a business which cried out for change, it's used cars. The image of an over-aggressive, often sleazy salesman, an unpleasant and adversarial haggling process, and concerns about product quality, is unfortunately grounded in reality.

CarMax has revolutionized every aspect of this process. Its model has some very attractive features:

• A huge selection of vehicles—several hundred at each store plus access to the inventory of both nearby and distant CarMax locations.

• No-haggle pricing. Getting a good deal is not dependent on the customer's skill in price negotiations.

• Sales people who earn a fixed commission for selling a car, more closely aligning their interests with the customer's. In contrast, in the traditional model sales commissions are based on maximizing the dealer's gross margin dollars. Interestingly, CarMax will not hire a salesperson who has any prior used car experience.

• Cars are inspected and reconditioned before going on the lot. CarMax spends an average of $1,000 per vehicle in reconditioning to meet its quality standards. The customer gets a 5-day money-back guarantee and a 30-day warranty.

• CarMax will buy your car. It will make a cash offer on any car offered to it, an offer good regardless of whether or not the customer buys a car from CarMax. About half the cars CarMax buys in this manner end up on their lots, the rest are wholesaled to other used car dealers.

In addition to its attractive consumer offer, another important aspect of an investment in CarMax is the significant barriers to entry which so far have made CarMax's business model unique. The most important is CarMax's proprietary information systems which have taken years to develop. When combined with its database on millions of used car purchase and sales transactions, they provide crucial support for the key functions of car buying, inventory control, and pricing.

Other barriers include CarMax's increasingly difficult to duplicate real estate, its growing brand equity, and finally the cultural barriers which stand in the way of traditional used car sellers completely transforming the way they operate.

We believe that Wall Street is currently taking an excessively short-term view of CarMax's prospects. Its two primary concerns are:

• The effect of an economic slowdown on used car sales.

• Losses in CarMax's finance portfolio driven by higher than expected delinquencies.

These are valid worries, though we think that the reality is unlikely to be as severe as many fear. More important, however, we believe they are only short-term issues, and by being overly focused on them, one can easily lose sight of CarMax's extremely attractive long-term prospects.

CarMax continues to be the only company with a successful track record of operating an enlightened, customer-friendly used car business. With the continuation of the company's consistent growth rate combined with excellent financial returns and an enormous market open to it, we believe that CarMax has the potential to increase its business by 4-5 fold over the next 10-15 years.

CarMax has been a successful Paramount investment for the past 5 years. We would not be surprised to see it in the portfolio for the future 5 years as well.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

October 31, 2007

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Paramount Fund, Inc. vs. Russell 2500 Index and Lipper Mid-Cap Core Fund Average from October 1, 1997 to September 30, 2007

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $12,557 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $13,253. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions. The current portfolio managers, Eric S. Ende and Steven R. Geist, have been primarily responsible for the management of the portfolio since April 1, 2000.

PORTFOLIO SUMMARY

September 30, 2007

Common Stocks		97.2%
Business Services & Supplies	30.2%
Producer Durable Goods	13.4%
Technology	12.7%
Energy	11.3%
Retailing	8.1%
Health Care	7.9%
Transportation	5.7%
Financial	4.6%
Entertainment	2.8%
Consumer Durable Goods	0.5%
Other Common Stocks	0.0%
Short-Term Investments		2.1%
Other Assets and Liabilities, net		0.7%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2007
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Brown & Brown, Inc.	41,700
Manpower, Inc.	43,000
NET SALES
Common Stocks
AmSurg Corporation	50,500
Brady Corporation	75,400
CDW Corporation	114,500
CarMax, Inc.	135,300
Carnival Corporation	40,900
Charles River Laboratories International, Inc.	59,400
CLARCOR, Inc.	49,000
Cognex Corporation	122,400
Copart, Inc.	41,800
Heartland Express, Inc.	151,400
Helix Energy Solutions Group, Inc.	91,800
IDEX Corporation	48,200
Invitrogen Corporation	40,700
Knight Transportation, Inc.	84,000
Lincare Holdings, Inc.	65,200
Noble Corporation	55,000
O'Reilly Automotive, Inc.	68,000
Plantronics, Inc.	104,900
Polaris Industries, Inc.	125,300
Tidewater, Inc. (1)	115,100
Zebra Technologies Corporation	65,400

(1)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2007

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 30.2%
Brady Corporation	423,600	$15,198,768
CDW Corporation*	218,300	19,035,760
Charles River Laboratories International, Inc.*	367,100	20,612,665
Clarcor, Inc.	275,100	9,411,171
Copart, Inc.*	268,200	9,223,398
Invitrogen Corporation*	228,100	18,642,613
Landauer, Inc.	3,800	193,648
Manpower Inc.	150,200	9,665,370
ScanSource Inc.*	646,900	18,184,359
		$120,167,752
PRODUCER DURABLES — 13.4%
Franklin Electric Co., Inc.	205,000	$8,427,550
Graco Inc.	228,100	8,920,991
HNI Corporation	312,100	11,235,600
IDEX Corporation	306,550	11,155,355
Zebra Technologies Corporation (Class A)*	367,600	13,413,724
		$53,153,220
TECHNOLOGY — 12.7%
Cognex Corporation	589,900	$10,476,624
Maxim Integrated Products, Inc.	170,300	4,998,305
Microchip Technology, Inc.	301,300	10,943,216
Plantronics, Inc.	591,400	16,884,470
SanDisk Corporation*	131,200	7,229,120
		$50,531,735
ENERGY — 11.3%
Helix Energy Solutions Group, Inc.*	548,000	$23,268,080
Noble Corporation	442,300	21,694,815
		$44,962,895
RETAILING — 8.1%
CarMax, Inc.*	760,100	$15,452,833
O'Reilly Automotive, Inc.*	499,200	16,678,272
		$32,131,105
HEALTH CARE — 7.9%
Amsurg Corporation*	282,200	$6,510,354
Bio-Rad Laboratories, Inc.*	95,300	8,624,650
Lincare Holdings, Inc.*	438,100	16,056,365
		$31,191,369
TRANSPORTATION — 5.7%
Heartland Express, Inc.	850,700	$12,147,996
Knight Transporation, Inc.	606,900	10,444,749
		$22,592,745

PORTFOLIO OF INVESTMENTS

September 30, 2007

COMMON STOCKS — Continued	Shares or Principal Amount	Value
FINANCIAL — 4.6%
Brown & Brown, Inc.	446,900	$11,753,470
First American Corporation	180,900	6,624,558
		$18,378,028
ENTERTAINMENT — 2.8%
Carnival Corporation	227,900	$11,037,197
CONSUMER DURABLES — 0.5%
Polaris Industries, Inc.	49,500	$2,159,190
OTHER COMMON STOCKS — 0.0%		$18,810
TOTAL COMMON STOCKS — 97.2% (Cost $348,321,555)		$386,324,046
SHORT-TERM INVESTMENTS — 2.1% (Cost $8,098,000)
Short-term Corporate Note:
General Electric Capital Corporation — 4.7% 10/01/07	$8,098,000	$8,098,000
TOTAL INVESTMENTS — 99.3% (Cost $356,419,555)		$394,422,046
Other assets and liabilities, net — 0.7%		2,952,361
TOTAL NET ASSETS — 100%		$397,374,407

*Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

ASSETS
Investments at value:
Investment securities — at market value (identified cost $348,321,555)	$386,324,046
Short-term investments — at cost plus interest earned (maturities 60 days or less)	8,098,000	$394,422,046
Cash		234
Receivable for:
Investment securities sold	$3,643,535	3,868,115
Capital stock sold		165,219
Dividends and accrued interest		59,361
		$398,290,395
LIABILITIES
Payable for:
Investment securities purchased	$427,852
Advisory fees and financial services	257,467
Capital stock repurchased	195,169
Accrued expenses	35,500	915,988
NET ASSETS		$397,374,407
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 23,289,496 shares		$5,822,374
Additional Paid-in Capital		417,727,306
Accumulated net realized loss on investments		(64,312,307)
Undistributed net investment income		134,543
Unrealized appreciation of investments		38,002,491
NET ASSETS		$397,374,407
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$17.06
Maximum offering price per share (100/94.75 of per share net asset value)		$18.01

See notes to financial statements.

STATEMENT OF OPERATIONS

September 30, 2007

INVESTMENT INCOME
Interest		$3,376,899
Dividends		5,129,569
		$8,506,468
EXPENSES — Note 3
Advisory fees	$3,470,353
Financial services	526,208
Transfer agent fees and expenses	387,187
Reports to shareholders	66,433
Custodian fees and expenses	55,211
Registration fees	40,419
Director's fees and expenses	39,619
Audit and tax services	35,800
Insurance	23,732
Legal fees	18,466
Other expenses	10,117	4,673,545
Net investment income		$3,832,923
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities	$208,934,762
Cost of investment securities sold	130,700,481
Net realized gain on investments		$78,234,281
Change in unrealized appreciation of investments
Unrealized appreciation at beginning of year	$65,945,962
Unrealized appreciation at end of year	38,002,491
Change in unrealized appreciation of investments		(27,943,471)
Net realized and unrealized gain on investments		$50,290,810
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$54,123,733

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30,
	2007		2006
CHANGE IN NET ASSETS
Operations:
Net investment income	$3,832,923		$4,350,548
Net realized gain on investments	78,234,281		16,584,193
Change in unrealized appreciation of investments	(27,943,471)		(7,391,715)
Change in net assets resulting from operations		$54,123,733		$13,543,026
Dividends from net investment income		(5,161,971)		(3,726,800)
Capital Stock transactions:
Proceeds from Capital Stock sold	$78,729,894		$295,523,207
Proceeds from shares issued for dividends reinvested	3,800,501		3,055,815
Cost of Capital Stock repurchased*	(329,942,304)	(247,411,909)	(57,597,700)	240,981,322
Total change in net assets		$(198,450,147)		$250,797,548
NET ASSETS
Beginning of year, including undistributed net investment income of $1,463,591 and $839,843 at September 30, 2006 and 2005, respectively		595,824,554		345,027,006
End of year, including undistributed net investment income of $134,543 and $1,463,591 at September 30, 2007 and 2006, respectively		$397,374,407		$595,824,554
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		4,794,371		18,659,106
Shares of Capital Stock issued for dividends reinvested		223,476		194,390
Shares of Capital Stock repurchased		(19,862,630)		(3,693,149)
Increase (decrease) in Capital Stock outstanding		(14,844,783)		15,160,347

*  Net of redemption fees of $15,361 and $7,519 for the years ended September 30, 2007 and 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of year	$15.62	$15.02	$13.01	$10.79	$8.12
Income from investment operations:
Net investment income (loss)	$0.14	$0.12	$0.04	$(0.01)	$(0.04)
Net realized and unrealized gain on investment securities	1.47	0.60	1.97	2.23	2.71
Total from investment operations	$1.61	$0.72	$2.01	$2.22	$2.67
Less dividends from net investment income	$(0.17)	$(0.12)	—	—	—
Redemption fees	— *	— *	— *	— *	—
Net asset value at end of year	$17.06	$15.62	$15.02	$13.01	$10.79
Total investment return**	10.30%	4.79%	15.45%	20.57%	32.88%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$397,374	$595,825	$345,027	$207,907	$109,638
Ratio of expenses to average net assets	0.90%	0.85%	0.89%	0.99%	1.15%
Ratio of net investment income to average net assets	0.74%	0.89%	0.30%	(0.16)%	(0.47)%
Portfolio turnover rate	17%	15%	13%	16%	17%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $77,451,124 for the year ended September 30, 2007. Realized gains or losses are based on the specific identification method.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at September 30, 2007, were as follows:

Undistributed Net Investment Income	$134,543

The tax status of distributions paid during the fiscal years ended September 30, 2007 and 2006 were as follows:

	2007	2006
Dividends from Ordinary Income	$5,161,971	$3,726,800

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at September 30, 2007, was $348,342,665 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment securities at September 30, 2007, for federal income tax purposes was $52,265,008 and $14,283,627, respectively resulting in net unrealized appreciation of $37,981,381. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $64,291,197 which can be carried forward to offset future gains. The ability to carry these losses forward expires in 2009. The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (the "Interpretation"), which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management of the Fund completed their analysis of the Interpretation and estimates the adoption will have no significant impact on the financial statements.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal

NOTES TO FINANCIAL STATEMENTS

Continued

year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. On October 1, 2006, a new investment advisory firm, First Pacific Advisors, LLC, owned entirely by the former principals and key investment professionals of the prior advisor, commenced providing advisory services under a new investment advisory agreement approved by shareholders on May 2, 2006. The terms of this new investment advisory agreement are identical to the prior investment advisory agreement.

For the year ended September 30, 2007, the Fund paid aggregate fees of $38,044 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2007, the Fund collected $15,361 in redemption fees, which amounted to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended September 30, 2007, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $7,645 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PARAMOUNT FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 12, 2007

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2007 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2007	$1,000.00	$1,000.00
Ending Account Value September 30, 2007	$1,052.45	$1,020.33
Expenses Paid During Period*	$ 4.73	$ 4.67

*  Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2007 (183/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)†	Director* Years Served: 5	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

A. Robert Pisano – (64)†	Director* Years Served: 1	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund

Lawrence J. Sheehan – (75)†	Director* Years Served: 1	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP, legal counsel to the Fund.	6

Eric S. Ende – (63)	Director* President & Portfolio Manager Years Served: 7	Partner of the Adviser since 2006.	3

Steven R. Geist – (53)	Executive Vice President & Portfolio Manager Year Served: 7	Partner of the Adviser since 2006.

J. Richard Atwood – (47)	Treasurer Years Served: 18	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 12	Vice President and Chief Compliance Officer of the Adviser and Secretary of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004 - 2005) and Vice President of Transamerica Investment Management, LLC (2000 - 2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                                                            Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                Not Applicable

(c)                                 During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                 Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                            Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                            Principal Accountant Fees and Services.

		2006	2007
(a)	Audit Fees	$29,600	$30,900
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$6,200	$6,450
(d)	All Other Fees	-0-	-0-

(e)(1)                  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                  Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

 (g)                             Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)                                Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.                    Audit Committee of Listed Registrants. Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: November 28, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: November 28, 2007